                        INSTITUTIONAL INVESTORS CAPITAL
                            APPRECIATION FUND, INC.

MESSAGE FROM THE PRESIDENT:

Dear Shareholder:

I am most pleased to report that our Institutional Investors Capital Appreciation Fund, Inc. (Fund) produced a total return of 15.54% for the first-half of 1997. This advance has brought the Fund's one year total return to 25.08%, the three year average annual return to 21.17%, the five year average annual return to 17.12% and the ten year average annual return to 10.80%. The Fund's longer-term performance also remains quite enviable. If a shareholder institution had invested $100,000 in the Fund at inception in 1953 and reinvested all capital gains and dividends in the Fund, the shareholder institution's investment would have grown to $16,421,008 on June 30, 1997.

It wasn't very long ago that many "experts" were confident that the American economic system would collapse and the Japanese or German economic models were better ways to go. Today, our economy is the world's strongest and most competitive. We are also the globe's leading job creator and largest exporter, and our workers are the most productive. Moreover, the United States accounts for over 40% of world technology expenditures.

Japan has been mired in a six year deflation that has seen real estate and stock prices decline by more than fifty percent. Germany suffers over 11% unemployment, limited labor mobility, high taxes and minuscule economic growth. Eighty percent of German executives recently polled concluded that "the future belongs to the American (economic) model."

United States executives truly rose to the occasion in the 1980's and heeded the warnings to become more innovative and to aggressively employ technology. By investing in technology, helping other nations adopt American style capitalism and slimming down at home, our economic strategies are now the ones most emulated around the world. Currently, over ninety percent of world gross domestic product is generated by nations employing one form of capitalism or another.
Also key to our success is low inflation. Our country's well-oiled economic machine produces its best results during extended periods of price stability. Inflation has been in check for over a decade. A confluence of several very positive happenings continues to permeate our "low inflation" economy. Included among them are:

1. Technology costs are declining, and technology-induced productivity gains are rising.

2. Many Americans are saving more and spending less, inspired by concerns for their retirement needs.

3. There is very limited pricing flexibility in our economy because of cheaper and plentiful substitute goods in the global marketplace.

4. Job security is more important to many workers than hefty wage increases.

5. Healthcare fringe-benefit costs are advancing at about 2%, down from 8% in the early 1990s.

6. Shareholder activism and "unfriendly takeovers" are reinforcing cost consciousness.

Fortunately, more and more Americans have been participating in our country's economic renewal through equity investing. They are aware that in a low interest rate, low inflationary environment the best after-tax returns have been achieved in the equity market. Today, about 40% of all households and over 100 million Americans own stocks outright or through mutual funds. In 1985, for example, only $53 billion was invested in equity mutual funds. Today, over $2.0 trillion is invested in equity mutual funds.

The Fund's investment philosophy of seeking to create shareholder value over time and its investment discipline of only investing in companies with strong balance sheets that are believed to have the capability of generating rising earnings and cash-flow should be well positioned to capitalize on both world economic growth and the global technological revolution. Already, many of the companies in the Fund's portfolio generate significant earnings from outside the United States, and many are also cutting costs and increasing profit margins because of improved technology. Others are producers of technology and component suppliers to the technology industry.

A special note of thanks to those Savings Bank Life Insurance (SBLI) Department shareholders who have increased their investment in the Fund. The Fund enables SBLI Departments to match a long term liability (life insurance) with a long term asset (common stock). Past history demonstrates that common stock has been an excellent long term asset with which to offset life insurance liability. The earnings growth rate, for example, for the Standard and Poor's 500 companies from 1935 through 1995, inclusive, was 4,258% and the price gain for the Standard and Poor's 500 stock index was 4,486%. In 1996, the Standard and Poor's 500's price gain was 20.3% and its earnings growth rate exceeded 14.0%.

Sincerely,

Harry P. Doherty

Harry P. Doherty

                              PERFORMANCE SUMMARY
                                  (UNAUDITED)

                          AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDING JUNE 30, 1997*

                           YEAR TO    ONE     FIVE      TEN
                            DATE     YEAR     YEARS    YEARS
                           -------   -----    -----    -----
CAPITAL APPRECIATION
  FUND.....................  15.54%  25.08%   17.12%   10.80%
Lipper Growth & Income
  Funds' Average...........  15.52   28.07    17.35    12.77
Standard & Poor's 500
  Index....................  20.60   34.68    19.76    14.63
Dow Jones Industrial
  Average..................  20.12   38.54    21.36    15.78

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the Lipper Growth & Income Funds' Average, Standard & Poor's 500 Index and Dow Jones Industrial Average is from Lipper Analytical Services Corporation. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The stock market, as measured by the Standard & Poor's 500 Index, continued its ascent into record territory with a total return of 20.60% for the six-month period ending June 30, 1997. The average equity mutual fund, as measured by the Lipper All Equity Funds' Average, provided a total return of 11.95% during the first half of the year, sharply trailing the S&P 500 Index. Growth and income funds, represented by the Lipper Growth and Income Funds' Average, provided the best performance among the Lipper universe of general equity mutual funds during the six-month period with a total return of 15.52%. The Institutional Investors Capital Appreciation Fund outperformed both Lipper indices with a 15.54% year-to-date total return as of June 30, 1997.

The Fund's net asset value per share on June 30, 1997 was $156.13 versus $135.64 on December 31, 1996. Shareholders received distributions from dividend income totaling $0.5638 per share during the first six months of 1997.

After starting the year on a strong note, rising more than 10% by mid-February, the stock market reversed course, relinquishing all of its gains by early April. The abrupt reversal was largely attributable to rising long-term interest rates. Heightened inflation fears, due to renewed strength in the economy during the first quarter, caused the 30-year Treasury bond yield to move from a low of 6.52% in mid-February up to 7.17% by mid-April. After several benign inflation reports and evidence of slowing economic conditions emerged early in the second quarter, interest rates fell below the critical 7% level. Rates continued their descent to around 6.75% as the second quarter came to a close. The stock market rose substantially during the second quarter as the interest rate environment improved and corporations reported strong first quarter profit growth.

The superior return of the Standard & Poor's 500 Index during the first half of the year, compared to the average equity mutual fund, appears to be the result of equity investors' strong appetite for the largest capitalization stocks. The S&P 500 Index is capitalization weighted; the larger the market capitalization (price times number of shares outstanding), the larger the weighting in the index. As of June 30, 1997, the top 25 stocks in the S&P 500 Index, in order of market capitalization, accounted for approximately one-third of the index by weight. The average return for these 25 stocks during the first half of the year was 28.5% versus 20.6% for the entire index. Thus the remaining 475 stocks in the S&P 500 Index, which accounted for two-thirds of the index by weight, provided an average first half return of 16.6%. Many mutual fund managers were reluctant to own the largest capitalization issues due to their high relative valuations. As of June 30, 1997, the price-to-earnings ratio of the top 25 S&P 500 stocks was 24.3 times 1997 estimated earnings, versus an average of 19.7 for the entire index. In addition, the dividend yield for these top 25 stocks was 1.5% versus 1.7% for the entire index. Mutual funds were further hampered by weak relative returns provided by their cash reserves as well as normal operating expenses incurred during the period.

The Institutional Investors Capital Appreciation Fund's portfolio management team has continued to adhere to its investment philosophy consisting of stringent investment guidelines focused on identifying companies with stable cash flow and earnings growth, minimal capital expenditure requirements, strong balance sheets and solid management at reasonable prices. This "bottoms-up" approach seeks to identify attractive stock candidates on a company-by-company basis. Industry sector outlook and general stock market conditions are secondary considerations.

On occasion, a company's valuation may become very attractive, due to short-term adverse circumstances that do not, in our opinion, affect its long-term fundamental outlook. The additions of Federal National Mortgage Association, McDonald's and Nike during the first six months of 1997 were prompted by such events. Interpublic Group and Pitney Bowes were also new additions to the portfolio during the period. All of these companies are leaders in their industries and exhibit the characteristics that we seek in our portfolio companies.

Three stocks were eliminated from the portfolio during the first half of the year. W.W. Grainger and May Department Stores were removed after their prices exceeded our valuations and were not supported by our future earnings and cash flow projections. Mylan Laboratories was eliminated during the quarter due to continued margin pressure rampant in the generic drug industry. The Fund's cash position was approximately 4% as of June 30, 1997.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK-95.86%:                                    VALUE
SHARES                                               -----------
-------                                               (NOTE 1)
           ADVERTISING-2.24%
 30,000    Interpublic Group of Cos., Inc. ........  $ 1,839,375
           AUTO PARTS--AFTER MARKET-3.15%
 76,500    Genuine Parts Company...................    2,591,437
           BEVERAGES--ALCOHOLIC-2.65%
 52,000    Anheuser-Busch Companies, Inc. .........    2,180,750
           BEVERAGES--SOFT DRINKS-3.20%
 39,000    Coca-Cola Company.......................    2,632,500
           CHEMICALS--SPECIALTY-5.31%
 45,000    International Flavors & Fragrances......    2,272,500
 32,500    Nordson Corp. ..........................    2,088,125
                                                     -----------
                                                       4,360,625
           COMPUTER SOFTWARE &
             SERVICES-3.06%
 53,500    Automatic Data Processing, Inc. ........    2,514,500
           COMPUTER SYSTEMS-3.24%
 47,500    Hewlett-Packard Co. ....................    2,660,000
           DISTRIBUTOR--CONSUMER
             PRODUCTS-3.00%
 67,500    Sysco Corp. ............................    2,463,750
           ELECTRICAL EQUIPMENT-5.53%
 41,000    Emerson Electric Co. ...................    2,257,563
 52,000    Hubbell, Inc. ..........................    2,288,000
                                                     -----------
                                                       4,545,563
           ELECTRONICS &
             SEMICONDUCTORS-3.11%
 18,000    Intel Corp. ............................    2,552,625
           ENTERTAINMENT-2.88%
 29,500    Walt Disney Co. ........................    2,367,375

                                                        VALUE
SHARES                                               -----------
-------
                                                      (NOTE 1)
           FINANCIAL SERVICES-6.33%
 88,000    Federal Home Loan Mortgage Corp. .......  $ 3,025,000
 50,000    Federal National Mortgage Association...    2,181,250
                                                     -----------
                                                       5,206,250
           FOODS-2.73%
 54,000    Sara Lee Corp. .........................    2,247,750
           HEALTH CARE--DRUGS-3.53%
 43,500    Abbott Laboratories.....................    2,903,625
           HOUSEHOLD PRODUCTS-3.05%
 19,000    Clorox Co. .............................    2,508,000
           MANUFACTURED HOUSING-2.60%
150,000    Clayton Homes, Inc. ....................    2,137,500
           MANUFACTURING-5.35%
 41,000    Dover Corporation.......................    2,521,500
 60,000    Teleflex, Inc. .........................    1,875,000
                                                     -----------
                                                       4,396,500
           OFFICE EQUIPMENT AND
             SUPPLIES-3.17%
 37,500    Pitney Bowes, Inc. .....................    2,606,250
           PUBLISHING--NEWSPAPERS-5.33%
 27,000    Gannett Company, Inc. ..................    2,666,250
 65,000    Lee Enterprises, Inc. ..................    1,714,375
                                                     -----------
                                                       4,380,625
           RAILROADS-2.98%
 70,000    Illinois Central Corp. Series A.........    2,445,625
           RESTAURANTS-3.16%
100,000    Wendy's International, Inc. ............    2,593,750
           RETAIL--DRUG CHAINS-2.93%
 45,000    Walgreen Company........................    2,413,125

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED):                               VALUE
SHARES                                               -----------
-------                                               (NOTE 1)
           RETAIL--FOOD CHAINS-5.83%
 72,500    Albertson's, Inc. ......................  $ 2,646,250
 44,500    McDonald's Corp.........................    2,149,906
                                                     -----------
                                                       4,796,156
           RETAIL--GENERAL
             MERCHANDISE-3.29%
 80,000    Wal-Mart Stores, Inc. ..................    2,705,000
           RETAIL--SPECIALTY STORES-4.97%
 82,500    Gap, Inc. ..............................    3,207,188
 15,000    Nike, Inc. .............................      875,625
                                                     -----------
                                                       4,082,813
           TOBACCO-3.24%
 60,000    Philip Morris Companies, Inc. ..........    2,662,500
                                                     -----------
           Total Common Stock
               (Cost $54,960,026)..................  $78,793,969
                                                     -----------

COMMERCIAL PAPER-4.21%:

                                                        VALUE
                                                     -----------
PRINCIPAL                                             (NOTE 1)
  AMOUNT
----------
$3,456,000   Household Finance, 6.08%,
               due 07/01/97
               (Cost $3,456,000).........            $ 3,456,000
                                                     -----------
             Total Investments
               (Cost $58,416,026*)....... 100.07%     82,249,969
             Liabilities in excess of
               other assets..............  (0.07)%       (56,365)
                                          ------     -----------
             Net Assets.................. 100.00%    $82,193,604
                                          ======     ===========

* Aggregate cost for Federal income tax purposes is identical. At June 30, 1997, the net unrealized appreciation for all securities of $23,833,943 consists of gross unrealized appreciation of $23,905,576 and gross unrealized depreciation of $71,633.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                              JUNE 30,
                                                                                                1997
                                                                                             -----------
ASSETS:
Investment in securities, at value (Cost $58,416,026).....................................   $82,249,969
Cash......................................................................................           794
Receivable for securities sold............................................................       575,366
Receivable for fund shares sold...........................................................       250,000
Dividends and interest receivable.........................................................       148,902
Prepaid expenses..........................................................................         3,551
                                                                                             -----------
  Total assets............................................................................    83,228,582
                                                                                             -----------
LIABILITIES:
Payable for securities purchased..........................................................       975,590
Accrued expenses payable..................................................................        59,388
                                                                                             -----------
  Total liabilities.......................................................................     1,034,978
                                                                                             -----------
NET ASSETS, applicable to 526,449 shares of
  $1.00 par value stock, 2,000,000 shares authorized......................................   $82,193,604
                                                                                             ============
NET ASSETS:
Capital paid in...........................................................................   $57,226,640
Undistributed net investment income.......................................................         1,583
Undistributed net realized gains..........................................................     1,131,438
Net unrealized appreciation...............................................................    23,833,943
                                                                                             -----------
NET ASSETS................................................................................   $82,193,604
                                                                                             ============
NET ASSET VALUE, offering and redemption price
  per share ($82,193,604 / 526,449 shares)................................................   $    156.13
                                                                                             ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          SIX MONTHS ENDED
                                                                                           JUNE 30, 1997
                                                                                          ----------------
INVESTMENT INCOME:
INCOME:
  Dividends.............................................................................    $    594,819
  Interest..............................................................................         173,326
                                                                                          ----------------
  Total investment income...............................................................         768,145

EXPENSES:
  Investment advisory...................................................................         291,088
  Professional..........................................................................          44,629
  Directors'............................................................................          43,398
  Administration........................................................................          40,630
  Insurance.............................................................................          17,485
  Custodian.............................................................................          13,215
  Transfer agent........................................................................           9,641
  Printing..............................................................................           3,107
  Miscellaneous.........................................................................           2,958
                                                                                          ----------------
     Total expenses.....................................................................         466,151
                                                                                          ----------------
     Net investment income..............................................................         301,994

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments........................................................       1,131,271
Net change in unrealized appreciation of investments....................................      10,047,712
                                                                                          ----------------
Net realized and unrealized gain on investments.........................................      11,178,983
                                                                                          ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................    $ 11,480,977
                                                                                          ==============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED     YEAR ENDED
                                                                              JUNE 30, 1997      DECEMBER 31,
                                                                               (UNAUDITED)           1996
                                                                             ----------------    ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income...................................................     $    301,994      $    538,886
  Net realized gain on investments........................................        1,131,271         5,034,088
  Net change in unrealized appreciation of investments....................       10,047,712         6,807,219
                                                                             ----------------    ------------
Net increase in net assets resulting from operations......................       11,480,977        12,380,193
Distributions to shareholders from:
  Net investment income...................................................         (301,245)         (539,544)
  Net realized gain on investments........................................                0        (5,034,088)
                                                                             ----------------    ------------
Total distributions to shareholders.......................................         (301,245)       (5,573,632)
Net increase from capital share transactions..............................          864,553         8,108,779
                                                                             ----------------    ------------
       Total increase in net assets.......................................       12,044,285        14,915,340
NET ASSETS:
  Beginning of period.....................................................       70,149,319        55,233,979
                                                                             ----------------    ------------
  End of period (including undistributed net investment income of $1,583
     and $834, respectively)..............................................     $ 82,193,604      $ 70,149,319
                                                                             ==============      ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding throughout Each Period

                                             SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1997         ------------------------------------------------------
                                               (UNAUDITED)           1996          1995       1994       1993       1992
                                             ----------------       -------       -------    -------    -------    -------
NET ASSET VALUE, beginning of period.........     $ 135.64          $121.75       $112.12    $137.22    $135.14    $135.63
INCOME FROM OPERATIONS:
  Net investment income......................         0.56             1.09          1.20       1.78       1.63       2.36
  Net realized and unrealized gain (loss)....        20.49            24.39         26.55      (2.88)     25.94      11.40
                                             ----------------       -------       -------    -------    -------    -------
    Total from investment operations.........        21.05            25.48         27.75      (1.10)     27.57      13.76
DISTRIBUTIONS:
  From net investment income.................        (0.56)           (1.09)        (1.23)     (1.73)     (1.77)     (2.24)
  From net realized gains....................         0.00           (10.50)       (16.89)    (22.27)    (23.72)    (12.01)
                                             ----------------       -------       -------    -------    -------    -------
    Total distributions......................        (0.56)          (11.59)       (18.12)    (24.00)    (25.49)    (14.25)
                                             ----------------       -------       -------    -------    -------    -------
NET ASSET VALUE, end of period...............     $ 156.13          $135.64       $121.75    $112.12    $137.22    $135.14
                                             ==============         =======       =======    =======    =======    =======
Total return.................................       15.54%           20.82%        24.90%     (0.80%)     20.5%      10.2%
Ratio of expenses to average net assets......        1.20%(1)         1.28%(2)      1.39%(2)   1.06%      1.02%      0.99%
Ratio of net investment income to average net
  assets.....................................        0.78%(1)         0.82%         0.94%      1.30%      1.09%      1.64%
Portfolio turnover rate......................          29%              48%           85%        59%        23%        10%
Average commission rate per share............     $ 0.0484(3)       $0.0447(3)      --         --         --         --
NET ASSETS, end of period (000's)............     $ 82,194          $70,149       $55,234    $40,227    $38,342    $39,198

--------------------------------------------------------------------------------

(1) Annualized.

(2) Without fee waivers for the years ended December 31, 1996 and 1995, the ratios of expenses to average net assets would have been 1.29% and 1.43%, respectively.

(3) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost.

B.--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C.--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders.

D.--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six months ended June 30, 1997, were $13,370,978 and $10,230,961, respectively.

NOTE 3--FEES

Shay Assets Management Co. (the "Investment Adviser") is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the Investment Adviser. Shay Assets Management, Inc. is controlled by Rodger D. Shay, a Vice President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreements with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the six months ended June 30, 1997.

Shay Financial Services Co. (Distributor), which is equally owned by two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., serves as the Fund's distributor. Shay Financial Services, Inc. is controlled by Rodger D. Shay, a Vice President of the Fund. ACB Securities, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC") is the Fund's administrator and transfer agent and PNC Bank NA ("PNC") is the Fund's custodian. PFPC and PNC are affiliates of PNC Bank Corp.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1997 (CONTINUED)

As compensation for its administrative services, the Fund pays PFPC a minimum monthly fee of $6,700 (exclusive of out-of pocket expenses).

As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out of-pocket expenses).

As compensation for its custodial services, the Fund pays PNC a minimum monthly fee of $500 (exclusive of out-of-pocket expenses).

NOTE 4--CAPITAL STOCK

At June 30, 1997, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively, were as follows:

                                                               SHARES                      AMOUNT
                                                         -------------------     ---------------------------
                                                          1997        1996          1997            1996
                                                         -------     -------     -----------     -----------
Shares sold...........................................    35,865      68,268     $ 5,044,692     $ 8,878,724
Shares issued in reinvestment of dividends............     1,909      35,833         285,744       4,944,436
                                                         -------     -------     -----------     -----------
                                                          37,774     104,101       5,330,436      13,823,160
Shares redeemed.......................................   (28,494)    (40,589)     (4,465,883)     (5,714,381)
                                                         -------     -------     -----------     -----------
Net increase..........................................     9,280      63,512     $   864,553     $ 8,108,779
                                                         ========    ========    ============    ============

NOTE 5--SHAREHOLDER VOTING RESULTS

The Annual Meeting of Stockholders of the Fund was held on April 16, 1997, at which the stockholders voted on two proposals. The proposals and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors to serve a term of office of three years each. The results of voting were as follows:

                                                                                     EXPIRATION
                                                                                      OF TERM          FOR
                                                                                     ----------      -------
Robert F. Brouty..................................................................      2000         527,857
Harry P. Doherty..................................................................      2000         527,857
Stephen J. Kelly..................................................................      2000         527,857
William A. McKenna, Jr............................................................      2000         527,857
Vincent F. Palagiano..............................................................      2000         527,857

In addition, Messrs. Robert P. Capone, Timothy A. Dempsey, Chris C. Gagas, Edward P. Henson, Michael R. Kallet, Clifford E. Kelsey, Jr., Robert E. Kernan, Jr., Joseph L. Mancino, Charles M. Sprock and John M. Tsimbinos continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 1997. All 527,857 votes were cast in favor of the proposal. There were no votes against, nor were there any abstentions.

--------------------------------------------------------------------------------

================================================================================
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President
TIMOTHY A. DEMPSEY
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

JAY F. NUSBLATT
  Treasurer

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
CHRIS C. GAGAS
EDWARD P. HENSON
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
VINCENT F. PALAGIANO
CHARLES M. SPROCK

                      JOHN M. TSIMBINOS

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management Co.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services Co.
111 East Wacker Drive
Chicago, Illinois 60601

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PNC Bank, NA
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
1601 Market Street
Philadelphia, Pennsylvania 19103
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